TITLE Exhibit 99.1

Disclaimer 1

Disclaimer 2

Intro & Agenda

Opening Remarks & Business Overview TBD Graphics

OAC Investment Thesis

World Class Suite of Shareholders…

Team Slide

Exhibit 99.1


hims & hers

Disclaimer

This investor presentation (this "Presentation") is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Business Combination") between Oaktree Acquisition Corp. ("OAC") and Hims, Inc. (the "Company"). The information contained herein does not purport to be all-inclusive and none of OAC, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation.

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of OAC, the Company, or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision.

The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder.

This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of OAC and the Company and is intended for the recipient hereof only.

Forward-Looking Statements

Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or OAC's or the Company's future financial or operating performance. For example, projections of future EBITDA, revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by OAC and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against OAC, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of OAC, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company's estimates of expenses and profitability; (12) the limited operating history of the Company; (13) technological and regulatory developments affecting the Company's industry; (14) the ability of the Company to add new patient members and providers to its platform; (15) the ability of the Company to successfully expand its platform and increase addressable markets; (16) the ability of the Company to maintain and enhance its reputation, brand recognition and business, along with the security and reliability of its platform; and (17) other risks and uncertainties set forth in OAC's Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither OAC nor the Company undertakes any duty to update these forward-looking statements.

Disclaimer (cont'd)

Non-GAAP Financial Measures

This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") including, but not limited to, EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the appendix found at the end of this presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP.

This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

Use of Projections

This Presentation contains financial forecasts with respect to the Company's projected financial results, including Revenue and EBITDA, for the Company's fiscal years 2020 through 2022. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Industry and Market Data

In this Presentation, OAC and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither OAC nor the Company has independently verified the accuracy or completeness of any such third-party information.

Additional Information

OAC intends to file with the Securities and Exchange Commission (the "SEC") a Registration Statement containing a proxy statement/prospectus relating to the proposed Business Combination, which will be mailed to its shareholders once definitive. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. OAC's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, OAC and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of OAC as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: Oaktree Acquisition Corp., 333 South Grand Avenue, 28th Floor, Los Angeles, California.

Participants in the Solicitation

OAC and its directors and executive officers may be deemed participants in the solicitation of proxies from OAC's shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in OAC is contained in OAC's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Oaktree Acquisition Corp., 333 South Grand Avenue, 28th Floor, Los Angeles, California. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of OAC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available.

intro & agenda

Time	Duration	Session	Speakers
12:00-12:05pm	5 min	**Intro & Agenda**	
12:05-12:10pm	5 min	**Opening Remarks**	 **Alex Taubman** Oaktree Acquisition Corp.
12:10-12:40pm	30 min	**Business Overview**	 **Andrew Dudum** Chief Executive Officer;  **Patrick Carroll** Chief Medical Officer
12:40-1:00pm	20 min	**Q&A #1**	
1:00-1:10pm	10 min	**Break**	
1:10-1:25pm	15 min	**Brand Building**	 **Andrew Dudum** Chief Executive Officer
1:25-1:40pm	15 min	**Future Growth Vectors & Category Expansion**	
1:40-2:00pm	20 min	**Q&A #2**	
2:00-2:10pm	10 min	**Break**	
2:10-2:45pm	35 min	**Deep Dive into Financials + Transaction Overview**	 **Spencer Lee** Chief Financial Officer;  **Alex Taubman** Oaktree Acquisition Corp.
2:45-3:15pm	30 min	**Q&A #3**	
3:15-3:20pm	5 min	**Closing Remarks**	 **Andrew Dudum** Chief Executive Officer

Note: All times shown as Eastern Standard Time



opening remarks & business overview

OAC investment thesis

1. Purpose-built platform and brand with a massive opportunity
2. Highly engaged and recurring patient base
3. Attractive financial profile with visible path to profitability
4. Visionary founder with experienced management team
5. Compelling deal framework with strong rollover partners
6. Highly attractive valuation relative to peers

hims & hers at a glance

a category defining health company bringing choice to consumers by combining access, affordability and transparency

158
employees

2mm+
cumulative telehealth consultations[1]

76%
gross margins

266
specialty providers

280k+
customer subscriptions

>90%
recurring revenue[2]


128%
CAGR
$27
$83
$138
2018A
2019A
2020E

Annual revenue ($ millions, unaudited)

Source: Company internal data

Note: All numbers as of September 2020; Projections are before contribution of recently launched and soon-to-be-launched business lines

1. Defined as the creation of a consultation ID in the medical review system

2. Recurring revenue defined as revenue from subscriptions during the quarter ended September 30, 2020

world class suite of **committed shareholders** with aligned, long-term interests and a track record of innovation

8VC

FOUNDERS FUND

FORERUNNER VENTURES

IVP

Redpoint

cherubic ventures

THRIVE CAPITAL

Maverick

McKesson Ventures

CPP INVESTMENT BOARD

OAKTREE

SVAngel

led by a visionary founder and veteran leadership with the most relevant healthcare, technology & consumer experience



Andrew Dudum
Chief Executive Officer
ATOMIC



Spencer Lee
Chief Financial Officer
minted.
JULEP



Patrick Carroll
Chief Medical Officer
Walgreens



Melissa Baird
Chief Operations Officer
BONOBOS
zulily



Soleil Boughton
Chief Legal Officer
Google
JONES DAY



Leah Millheiser
SVP Medical Affairs
Stanford MEDICINE
sprout pharmaceuticals



Lori Jackson
SVP Operations
DOLLAR SHAVE CLUB
NETFLIX



Julian Cohen
SVP Behavioral Health
TELADOC.
MDLIVE

the US healthcare system is one of the last multi-trillion dollar markets yet to be disrupted


Retail[1]
$5 tn
Transportation[2]
$2 tn
Financial Services[2]
$1.5 tn
Healthcare[3]
$4 tn
With 330mm people's health at risk, improving the status quo is arguably the most impactful opportunity of our lifetime

1. Ibisworld, 2019; 2. SelectUSA; 3. CMS NHE Fact Sheet, March 2020

for the average American the healthcare system is broken and disjointed, and the statistics are staggeringly sad

Per capita spend in the United States has doubled in the last 20 years, however, U.S. life expectancy & health indicators are falling behind peers in the global landscape

Our platform addresses the core pain points for today's patients

Expensive

50%

of U.S. families **can't afford their deductible**[1]

1/3

of U.S. families decided **not to seek medical care** in the past 12 months due to cost[4]

Inaccessible

1 in 4

ER visits are the **result of inaccessibility** to regularly scheduled doctor visits[2]

77%

of U.S. rural counties are considered **"primary care health professional shortage areas"** and 9% have no physicians at all[5]

Inconvenient

24 days

average time to schedule a first-time appointment with a doctor in the U.S.[3]

3 of 4

millennials would rather search for medical advice online vs. seeing doctors in-person[6]

1. PwC Cost Trend Analysis; 2. McKinsey: Healthcare consumerism 2018: An update on the journey; 3. Merritt Hawkins: 2017 Survey of Physician Appointment Wait Times and Medicare and Medicaid Acceptance Rates; 4. Bankrate, As coronavirus spreads, nearly 1 in 3 Americans admit to not seeking medical care due to cost, March 2020 ; 5. National Rural Health Association; 6. Harmony Healthcare IT, Survey Reveals Millennials" Relationship with Health Care, August 2019

now is the time for the modern digitization of the healthcare industry

1994
amazon
Retail / Commerce

1997
NETFLIX
TV / Video

2006
Spotify
Radio / Music

2008
airbnb
Hotels

2009
Square
Payments

2009
Uber
Transportation

2012
DraftKings
Sports Betting

2012
lyft
Transportation

2015
Lemonade
Insurance

1995 2000 2005 2010 2015



Today
hims & hers
Healthcare
various societal & technological changes, coupled with accelerating telehealth deregulation, are driving rapid digitization of healthcare

the first digitally native, fully verticalized multi-condition health platform—providing access to high quality, integrated care from start-to-finish…

hims & hers

- Consumer Brand
- Distributed Provider Network
- Clinically Focused EMR
- Digital Native Telehealth Platform
- Digital Prescriptions
- Cloud Pharmacy

...enabling the health experience of the future that modern consumers expect


hers
what issue can we help with today?
Skincare
Hair Loss
Anxiety and Depression
Dr. Amedeo
my chin and on my cheeks and I've tried some over the counter options but am looking to really tackle this
Dr. Amedeo
Today, 5:05PM
Symptom Review
Hello Anna, thank you for sending these images. I know how frustrating adult acne can be. The good news is, this very much seems treatable. I've prescribed a custom formula for your acne.
Order #18774
Frequency: Monthly
Refills: 6
Reply...
9:41
Tuesday, August 12
Hers
Your shipment is on its way.

this is the new front door to healthcare—where the patient is our consumer and the experience is frictionless

hims & hers

Fast & Efficient

average patient consultation submission within one hour vs. average of 24 days for traditional appointment[1]

Comprehensive & Affordable

primary care visit on our platform is $39 vs. average cost of $200-300[2] to visit a doctor in-person

Ubiquitous Access

24/7 access nationwide so everyone can get the care they need

Stigma Free

safe and comfortable experience that our patients feel (often first time buyers)

Personalized for You

potential for greater personalization and improved outcomes by a fully digital platform

1. Merritt Hawkins: 2017 Survey of Physician Appointment Wait Times and Medicare and Medicaid Acceptance Rates; 2. Medical Expenditure Panel Survey

all made possible by rigorous, evidence-based guidelines and comprehensive provider training

Screening

Board Certification

We require all applicants to be board-certified in an applicable specialty

State Licensing

Must be licensed to practice medicine in states of customers they will serve

AMA Good Standing

Good standing with American Medical Association (AMA) and track record of patient care in appropriate clinical setting[1]

Assessment

Verification

Detailed credentials, licenses, and qualifications cross-checked against numerous federal, state, and other agencies

Training

Comprehensive written testing ensuring clinical skill and quality then reviewed by advisory board of physicians with only the most qualified applicants approved

Security Audits

Sanctions check against medical licenses, medicare/medicaid fraud, malpractice, and background checks against the National Practitioner Data Bank


before we get started –
how are you feeling today?

266

U.S. licensed providers with an average of **14 years in practice** for our physicians

95%

average provider **quality score** for reviewed encounters

4.7 / 5.0

average **patient rating** of provider consultation

11k+

quality control provider **chart reviews**

Source: Company internal data
Note: All numbers as of Q3 2020
1. Only applies to physicians

and a high scale seamless patient & clinician experience facilitated by proprietary, purposeful tech

Meet just some of the technology helping our customers receive high-quality care faster and with more precision



< h verify />

Multiple **system tools** to validate patient data to **confirm verification** and **reduce fraud**



< h consult />

Algorithms help identify patient consultations **requiring early attention** and patient clarifications



< h diagnose />

Systems tools support provider diagnosis by highlighting potential **safety issues** and surfacing **evidence-based clinical guidelines**



< h continuity />

Programmatic continuity of care tools personalize follow-ups based on patient and prescription



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goToNextStep,
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Sildenafil
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this new paradigm of healthcare has unlocked unprecedented patient growth

2.4mm+

H&H telehealth consultations since launch

11.8mm+

Cumulative patient touchpoints[1]



2.4mm
1.2mm
431k
H&H telehealth consultations since launch
2018
2019
Q3 2020



Source: Company internal data

Note: All numbers as of Q3 2020

1. Includes cumulative follow up messages, telehealth visits on our platform, renewal visits, and shipments delivered


Q&A

break


brand
building

delivering a consumer experience unlike anything in the industry



NPS scores by industry
65
h
27
27
23
21
15
14
9
6
(3)
(4)
(6)
hims & hers[1]
Hotel & Lodging
Banking
Retail
Consumer Electronics
Wireless
P&C Insurance
Health Provider
Life Insurance
Utilities
Fixed Line
Cable

Source: Company internal data, Accenture Consulting

Note: Net Promoter Score ("NPS") for industries calculated by subtracting bottom 3 detractors from top 3 promoters; Data as of Q2 2020

1. Reflects score received from subscribers 180+ days from their initial subscription date

adopted and championed by our Customers who represent the **future of the healthcare system**

80%

of our Customers are first time buyers

Millennials

make up the majority of our Customers

70%

of US population is Gen X or younger



Customer driven organic growth

our Customers are ambassadors for our brand, building community and driving organic growth

Word of Mouth & User Generated Content

+

Enhanced Brand Awareness

=

Rapid Growth & Low CAC

Source: Company internal data, William H. Frey analysis of Census Bureau population estimates release June 25, 2020
Note: Data as of Q2 2020

whose pre-existing health system loyalty is limited and whose lifetime value is just beginning



53%

of people would prefer taking care of health needs remotely (online via telehealth) vs. visiting a doctor's office[1]



Today
age 18-40
~$350bn
TAM
Tomorrow
age 40-60
~$400bn
TAM
Tomorrow
Age 60+
~$500bn
TAM
Menopause
Diabetes Control
Hypertension
Cholesterol
Fertility
Sleep
Erectile Dysfunction
Dermatology
Primary Care
Anxiety & Depression
Hair Loss
Birth Control

1. Based on results from internal Company survey conducted August 2020
Note: Market size based on global spend (except for Primary Care which is US only)
Market Size Sources: Grand View Research, 2020; Arizton, 2018; Medgadget, 2019; Market Research, 2020; Allied Market Research, 2020; Research and Markets, 2020; Market Research Future, 2020; Mordor Intellegence, 2020; Company internal data

we own the trusted consumer relationship and are uniquely positioned in the rapidly-emerging landscape

*We have a defensible model, **engaging directly with consumers**, and thus are indifferent to future system evolutions*


B2C
Focused
hims & hers
GoodRx
one medical
Telehealth
Capability
Telehealth
Platform
Livongo
TELADOC
amwell
B2B2C
Focused

deepening competitive advantages make our platform difficult to replicate

National Provider Network
250+ network of multispecialty providers

Brand
A brand that customers trust and champion

Proprietary Technology Stack
Homegrown EMR

Easy-to-use by providers and patients alike

Audience
Young customers who are first time buyers

hims & hers

Scale & Knowledge Base
2.4MM+ telehealth consultations

11.8MM+ cumulative patient touchpoints

Enabling more efficient marketing

System Partnerships
Ochsner

Mt. Sinai

Privia Health

Diverse Product Offering
Multiple product categories today and growing

Pharmacy
Owned pharmacy



future growth vectors & category expansion

our immediately addressable markets are massive and underpenetrated

Hair Loss

~$3bn

market size[1]

Erectile Dysfunction ("ED")

~$4bn

market size[2]

Anxiety & Depression

~$14bn

market size[3]

Dermatology

~$44bn

market size[4]

Note: Market size based on global spend
1. Grand View Research, 2020
2. Arizton, 2018
3. Medgadget, 2019
4. Market Research, 2020

all with key underlying fundamentals making for logical expansion

	Existing		Recently Launched			Future Opportunities			
	Hair Loss	ED	Anxiety & Depression	Dermatology	Primary Care	Sleep	Fertility	Diabetes	Cholesterol
Spend	$3bn[1]	$4bn[2]	$14bn[3]	$44bn[4]	$280bn[1]	$15bn[5]	$15bn[6]	$70bn[7]	$21bn[1]
Chronic	✓	✓	✓	✓	—	✓	✓	✓	✓
Generic Medication	✓	✓	✓	✓	✓	✓	✓	✓	✓
Specialty Focus	✓	✓	✓	✓	✓	✓	✓	✓	✓
Stigma	✓	✓	✓	✓	—	✓	✓	—	—
Telehealth Enabled	✓	✓	✓	✓	✓	✓	✓	✓	✓

Note: Market size based on global spend (except for Primary Care which is US only)

1. Grand View Research, 2020; 2. Arizton, 2018; 3. Medgadget, 2019; 4. Market Research, 2020; 5. Allied Market Research, 2020; 6. Research and Markets, 2020; 7. Mordor Intelligence

our 300,000 sq. ft. Ohio pharmacy will unlock enormous future growth opportunities



location:

Columbus, OH

features:

- ✓ 300k sq. ft. floor
- ✓ Secure regulation standard drug storage cage
- ✓ Full automation packaging machinery

- Drives further gross margin expansion
- Completes vertically integrated platform
- Gives more control over the supply chain
- Enables long-term support for insurance reimbursements and will serve as a top of funnel accelerant

Source: Company internal data
1. IMS, 2019

the strength of our platform is also enabling transformation for entrenched stakeholders

As customers' preference towards telehealth modalities increases, ***traditional health systems and corporates will look to bridge with consumer friendly, and brand name platforms and offerings***

Health Sevices

- clinically focused telehealth platform
- nationwide prescription drug delivery
- synergistic continuity of care
- screened and trained telehealth provider network

in early partnerships with:

Ochsner

SINAI

PRIVIA HEALTH


Ochsner

the rise of digital health is not limited to the United States...

~260%
potential addressable market growth in select "telehealth friendly" future markets[1]

$12 tn
global healthcare market size[2]



USA
330mm
population
UK
66mm
population
EU
446mm
population
Canada
38mm
population
Australia
25mm
population
Indonesia
268mm
population
Singapore
6mm
population

Source: World Bank, United States Census Bureau, Eurostat, StatCan
1. Bain & Company, 2020, Covid-19 Accelerates the Adoption of Telemedicine in Asia-Pacific Countries; 2. Research and Market, 2019


Q&A

break



financials deep dive & transaction overview

the combination of a massive market, disruptive technology and a world class team has led to...

128%

High revenue growth

128% revenue CAGR from 2018-2020E—extremely attractive relative to publicly traded peers

76%

Best-in-class gross margin profile

Attractive and expanding gross margins of 76% as of Q3 2020 (+2.6x since 2018)

~3x

Strong subscriber unit economics

~3x 3-year LTV-to-CAC return ratio[1 2]

Source: Company internal data
Note: All numbers for Q3 2020
1. LTV defined as new subscriber cohort actual revenue for historical months and projected revenue for future periods, minus projected cost of revenue, customer service, fulfillment, sales tax, and payment processing expenses
2. CAC defined as customer acquisition expenses (customer acquisition expenses are the advertising and media costs associated with our efforts to acquire new customers, promote our brands and build awareness for our products and services. Customer acquisition expenses include advertising in digital media, social media, television, radio, out-of-home media and various other media outlets) divided by number of total new unique subscribers

attractive historical revenue growth and significant gross margin expansion


Year-over-Year Growth %
——
▲ 209%
▲ 67%
Annual revenue
($ millions,
unaudited)
128%
CAGR
$27
$83
$138
2018A
2019A
2020E


% Gross Margin
29%
54%
71%
Annual gross profit
($ millions,
unaudited)
254%
CAGR
$8
$45
$98
2018A
2019A
2020E

Note: Company recognizes revenue under ASC 606 on a gross basis; Projections are before contribution of recently launched and soon-to-be-launched business lines
Source: Company internal data

strong revenue growth since inception driven by average order value and order growth


Quarterly revenue
($ millions, unaudited)
171%
CAGR
$4
$8
$12
$16
$20
$22
$25
$30
$36
$41
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20

Source: Company internal data

financial overview

$ millions, unaudited, unless noted	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Revenue	$16	$20	$22	$25	$30	$36	$41
YoY % Growth	*783%*	*364%*	*156%*	*106%*	*91%*	*76%*	*91%*
% Gross Margin	*41%*	*53%*	*56%*	*61%*	*69%*	*71%*	*76%*
AOV[1] ($)	$27	$30	$32	$43	$52	$58	$67
Net Orders[2] (000s)	585	672	671	571	546	572	582
Total Marketing Expense	$14	$22	$14	$13	$13	$12	—
% of Revenue	*86%*	*109%*	*65%*	*53%*	*42%*	*33%*	—
Adjusted EBITDA[3]	($15)	($24)	($15)	($12)	($5)	$1	—

Q3-19 New Offerings

- Launched new higher AOV subscription types and bundled plans

Q3-19 to Q2-20 Marketing Testing

- Reduced marketing expense to test channel and campaign effectiveness for high AOV customers

Successful Optimization

- High growth + expanding margins + increasing AOV + improving marketing efficiency = strong unit economics

Source: Company internal data; 1. Average Order Value ("AOV") is defined as Online Revenue divided by Net Orders.; Online Revenue represents the sales of products and services on our platform, net of refunds, credits, chargebacks and includes revenue recognition adjustments recorded pursuant to U.S. GAAP, primarily relating to deferred revenue and return reserve.; 2. Net Orders are defined as the number of online customer orders minus transactions related to refunds, credits, chargebacks and other negative adjustments. Net Orders represent transactions made on our platform during a defined period of time and exclude revenue recognition adjustments recorded pursuant to accounting principles generally accepted in the United States of America ("U.S. GAAP").; 3. Please refer to page 45 for definition

strong unit economics with 3x LTV/CAC

Cumulative Revenue per New Subscriber by Cohort[1]



$250
$200
$150
$100
$50
$0
Q2 2020
Q1 2020
2H 2019
1H 2019
months since initial purchase
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14

revenue per subscription continues to increase with each new cohort, resulting in Q2 2020 cohort LTV[4] of $205 on a 1-year basis and $325 on a 3-year basis, a ~2x and ~3x return on CAC, respectively

Marketing Spend and Customer Acquisition Cost ("CAC")



$161
$153
$133
$110
$52mm
$27mm
$9mm
$8mm
Customer Acquisition Expense[2]
CAC[3]
2H 2018
2019
Q1 2020
Q2 2020

cost of new subscriber acquisition has continued to decline

Source: Company internal data; 1. Numbers as of July 2020. Reflects online revenue before refunds, chargebacks and accounting accrual/deferral adjustments; 2. Customer acquisition expenses are the advertising and media costs associated with our efforts to acquire new customers, promote our brands and build awareness for our products and services. Customer acquisition expenses include advertising in digital media, social media, television, radio, out-of-home media and various other media outlets.; 3. CAC defined as customer acquisition expenses divided by number of total new unique subscribers; 4. Defined as new subscriber cohort actual revenue for historical months and projected revenue for future periods, minus projected cost of revenue, customer service, fulfillment, sales tax, and payment processing expenses

highly recurring, diversified subscription-based revenue


7%
wholesale
35%
hair, dermatology, other
57%
sexual health

Revenue by product


7%
wholesale
10%
online (non-Rx)
83%
online (Rx)

Prescription vs non-prescription medication


7%
wholesale
2%
online (non-subscription)
91%
online (subscription)

Subscription vs non-subscription

Note: For three months ended 6/30/20
Source: Company internal data

historical and projected financial summary

($ millions, unaudited)	2018A	2019A	2020E	2021E	2022E
Revenue	$27	$83	$138	$179	$233
YoY % Growth	—	209%	67%	30%	30%
Gross Profit	$8	$45	$98	$130	$175
YoY % Growth	—	472%	119%	33%	34%
% Margin	29%	54%	71%	73%	75%
Adjusted EBITDA[1]	($68)	($66)	($20)	($29)	($9)

Source: Company internal data
Note: Projections are before contribution of recently launched and soon-to-be-launched business lines
1. Please refer to page 44 for definition

Adjusted EBITDA Annual Reconciliation

($ millions, unaudited)	2018A	2019A
Net Income	($75)	($72)
(+) Depreciation and Amortization	$0	$0
(+) Provision for Income Taxes	0	0
(–) Interest Income	(1)	(2)
(+) Interest Expense	0	0
(+) Non-Cash Debt Issuance Expense	0	0
(+) Stock Based Compensation Expense	7	8
(+) Warrant Mark-to-Market Expense[1]	0	(1)
Adjusted EBITDA	($68)	($66)

Source: Company internal data

1. Preferred stock liability classified warrants adjusted to fair market value at each period end

Adjusted EBITDA Quarterly Reconciliation

($ millions, unaudited)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Net Income	**($17)**	**($24)**	**($19)**	**($12)**	**($6)**	**($1)**
(+) Depreciation and Amortization	$0	$0	$0	$0	$0	$0
(+) Provision for Income Taxes	0	0	0	0	0	0
(-) Interest Income	(0)	(1)	(1)	(0)	(0)	(0)
(+) Interest Expense	0	0	0	0	0	0
(+) Non-Cash Debt Issuance Expense	-	0	-	0	0	0
(+) Stock Based Compensation Expense	1	1	4	1	1	2
(+) Warrant Mark-to-Market Expense[1]	0	(0)	(0)	(1)	(0)	0
Adjusted EBITDA	**($15)**	**($24)**	**($15)**	**($12)**	**($5)**	**$1**

Source: Company internal data

1. Preferred stock liability classified warrants adjusted to fair market value at each period end

transaction summary

- Implied pro forma enterprise value of $1.6 billion
- OAC to combine with hims & hers
  - Represents an attractive pro forma multiple of 12.2x 2021E Gross Profit and 8.9x 2021E Revenue
  - Existing hims & hers shareholders eligible to receive up to 16 million shares subject to ratable vesting in thirds contingent upon post-closing share price of $15.00, $17.50 and $20.00 within 5-years post-closing
- Concurrent with the transaction, OAC and hims & hers are seeking to raise up to $75mm in a PIPE at $10.00 per share
- Existing shareholders of hims & hers to maintain approximately 84% ownership[2]

Illustrative Sources & Uses ($ millions)

Sources	
OAC Cash Held in Trust[1]	$205
PIPE Investment Proceeds	75
Sellers' Equity[2]	1,600
Total	**$1,880**

Uses	
Cash to Balance Sheet	$245
Sellers' Equity[2]	1,600
Transaction Fees[4]	35
Total	**$1,880**

Pro Forma Enterprise Value ($ millions)

Share Price	$10.00
Pro Forma Shares Outstanding	192.656
Equity Value	**$1,927**
(-) Cash on Balance Sheet[3]	(334)
(+) Debt	–
Pro Forma Enterprise Value	**$1,592**
Pro Forma EV / 2021E Revenue	*8.9x*
Pro Forma EV / 2021E Gross Profit	*12.2x*

Illustrative Pro Forma Ownership at Close[3]



Sellers' Rollover Equity[2]
OAC Shareholders
PIPE Investors
4%
12%
84%

Source: Company internal data; Note: Assumes no redemptions. Sharecount includes 160.0 million roll-over shares, 20.1 million OAC public shares, 7.5 million PIPE shares and 5.0 million sponsors shares. Excludes impact of 6.7 million OAC public warrants and 4.0 million private placement warrants; OAC management to transfer 25% of sponsor shares and private placement warrants to existing hims & hers shareholders; hims & hers projections are before contribution of recently launched and soon-to-be-launched business lines

1. Based on cash held in short term investments as of June 30, 2020; 2. Dual class common stock structure to be implemented at closing, with the CEO of hims & hers receiving high vote common stock such that the CEO of hims & hers will exercise no greater than 90% of the voting power immediately after closing with applicable sunset provisions; 3. Includes $89mm of cash currently on Company balance sheet as of June 30, 2020, in addition to $205mm cash from OAC and $75mm from the PIPE investors (a portion of the PIPE proceeds may be used to purchase secondary shares from existing hims & hers shareholders); 4. Includes management transaction bonus of $10 million

comparable company benchmarking


hims & hers
TELADOC.[1]
Livongo
one medical
GoodRx[2]
Peer Group Average
2019A-2022E Revenue CAGR
41%
46%
24%
37%
36%
2021E Gross Profit Margin
73%
66%
37%
93%
65%
2019A-2022E Gross Profit CAGR
58%
45%
24%
36%
35%

Source: Company internal data, Factset, publicly available company filings; Note: hims & hers projections are before contribution of recently launched and soon-to-be-launched business lines; 1. Pro forma Teladoc/Livongo figures exclude any impact from potential revenue synergies announced; 2. GoodRx estimates based on Rennaisance Capital projections

comparable company benchmarking (cont'd)

	hims & hers	Teladoc[1] / Livongo	one medical	GoodRx[2]	Peer Group Average
EV/2021E Revenue	8.9x	17.1x	9.1x	28.6x	18.3x
hims & hers discount to peers	–	(48%)	(2%)	(69%)	(51%)
EV/2021E Gross Profit	12.2x	25.9x	24.7x	30.6x	27.1x
hims & hers discount to peers	–	(53%)	(51%)	(60%)	(55%)

Source: Company internal data, Factset, publicly available company filings; Market data as of 10/30/2020; Note: hims & hers projections are before contribution of recently launched and soon-to-be-launched business lines; 1. Pro forma Teladoc/Livongo figures exclude any impact from potential revenue synergies announced; 2. GoodRx estimates based on Rennaisance Capital projections

comparable company benchmarking (cont'd)

Company	Share Price ($)	Market Cap ($mm)	Adj. EV ($mm)	Revenue Growth 2021E	Revenue Growth 2022E	Gross Margin 2021E	Gross Margin 2022E	Gross Profit Growth 2021E	Gross Profit Growth 2022E	Revenue Multiple 2021E	Revenue Multiple 2022E	Gross Profit Multiple 2021E	Gross Profit Multiple 2022E	Revenue Multiple (Growth Adjusted) 2021E	Revenue Multiple (Growth Adjusted) 2022E	Gross Profit Multiple (Growth Adjusted) 2021E	Gross Profit Multiple (Growth Adjusted) 2022E
Teladoc / Livongo[1]	$196.46	$31,120	$32,345	40%	32%	66%	67%	41%	35%	17.1x	13.0x	25.9x	19.2x	0.4x	0.4x	0.6x	0.6x
one medical	$28.21	$4,207	$3,862	27%	25%	37%	39%	n.m.[2]	32%	9.1x	7.3x	24.7x	18.7x	0.3x	0.3x	n.m.[2]	0.6x
GoodRx[3]	$48.39	$21,095	$20,899	35%	37%	93%	93%	34%	37%	28.6x	20.9x	30.6x	22.4x	0.8x	0.6x	0.9x	0.6x
Mean				**34%**	**31%**	**65%**	**67%**	**37%**	**35%**	**18.3x**	**13.7x**	**27.1x**	**20.1x**	**0.5x**	**0.4x**	**0.8x**	**0.6x**
Median				**35%**	**32%**	**66%**	**67%**	**37%**	**35%**	**17.1x**	**13.0x**	**25.9x**	**19.2x**	**0.4x**	**0.4x**	**0.8x**	**0.6x**
hims & hers[4]	–	**$1,927**	**$1,592**	**30%**	**30%**	**73%**	**75%**	**33%**	**34%**	**8.9x**	**6.8x**	**12.2x**	**9.1x**	**0.3x**	**0.2x**	**0.4x**	**0.3x**

Source: Company internal data, Factset, publicly available company filings; Market data as of 10/30/2020; Note: hims & hers projections are before contribution of recently launched and soon-to-be-launched business lines; 1. Pro forma Teladoc/Livongo figures exclude any impact from potential revenue synergies announced; 2. 2021E gross profit growth for One Medical is not meaningful given the depressed state of 2020 financials due to COVID-19; 3. GoodRx estimates based on Rennaisance Capital projections; 4. Based on pro forma hims & hers equity value and enterprise value



Q&A



closing remarks


hims & hers